UNITED STATES
SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 9, 2005

AEP INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-14450	22-1916107
(Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Phillips Avenue, South Hackensack, New Jersey	07606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 641-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On May 9, 2005, the Registrant entered into employment agreements with each of the following executives of the Registrant:  J. Brenda Barba, Paul M. Feeney, John J. Powers, David J. Cron, Paul C. Vegliante, and Lawrence R. Noll.  Copies of the employment agreements with the five most highly-paid executives named in the Registrant’s most recent proxy statement and an officer and director of the Registrant who is not part of that group are attached to this Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, each of which is incorporated by reference into this report.   Simultaneously therewith, the Registrant entered into employment agreements with and Robert W. Cron, Executive Vice President, National Accounts, on substantially similar terms.  These employment agreements are effective as of November 1, 2004.

Mr. Barba is Chairman of the Board of Directors, President and Chief Executive Officer of the Registrant.  He shall receive a base salary of $698,000.00 and is entitled to an annual bonus pursuant to the Registrant’s Management Incentive Plan if specified targets are achieved.

Mr. Feeney is Executive Vice President, Finance and Chief Financial Officer of the Registrant He shall receive a base salary of $334,000.00 and is entitled to an annual bonus pursuant to the Registrant’s Management Incentive Plan if specified targets are achieved.

Mr. Powers is Executive Vice President, Sales and Marketing for the Registrant.  He shall receive a base salary of $262,544.94 and is entitled to an annual bonus pursuant to the Registrant’s Management Incentive Plan if specified targets are achieved.

Mr. David J. Cron is Executive Vice President, Manufacturing, North America / Europe.  He shall receive a base salary of $252,350.00 and is entitled to an annual bonus pursuant to the Registrant’s Management Incentive Plan if specified targets are achieved.

Mr. Vegliante is Executive Vice President, Operations.  He shall receive a base salary of $236,595.12 and is entitled to an annual bonus pursuant to the Registrant’s Management Incentive Plan if specified targets are achieved.

Mr. Noll is Vice President, Controller, Secretary and director.  He shall receive a base salary of $171,037.68 and is entitled to an annual bonus pursuant to the Registrant’s Management Incentive Plan if specified targets are achieved.

Each of these agreements is for an initial term of three years and may be extended for successive periods of one year, unless either party gives written notice to the other at least 180 days prior to the expiration of the then current term that it does not wish to extend the agreement beyond the term.   Other terms of the agreement include terms dealing with termination and the rights of the executives to payments following termination under certain circumstances and upon a change of control, confidentiality, non-competition, non-solicitation and related agreements, as well as other provisions frequently found in executive employment agreements.

Item 9.01. Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired – None

(b)                                Pro Forma Financial Information – None

(c)                                  Exhibits –

Exhibit No.	Description

10.1	Employment Agreement, effective as of November 1, 2004, between AEP Industries Inc. and J. Brendan Barba.

10.2	Employment Agreement, effective as of November 1, 2004, between AEP Industries Inc. and Paul M. Feeney.

10.3	Employment Agreement, effective as of November 1, 2004, between AEP Industries Inc. and John J. Powers.

10.4	Employment Agreement, effective as of November 1, 2004, between AEP Industries Inc. and David J. Cron.

10.5	Employment Agreement, effective as of November 1, 2004, between AEP Industries Inc. and Paul C. Vegliante.

10.6	Employment Agreement, effective as of November 1, 2004, between AEP Industries Inc. and Lawrence R. Noll.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.

May 13, 2005	By:	/s/ Paul M. Feeney
Paul M. Feeney
Executive Vice President, Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, effective as of November 1, 2004, between AEP Industries Inc. and J. Brendan Barba.

10.2	Employment Agreement, effective as of November 1, 2004, between AEP Industries Inc. and Paul M. Feeney.

10.3	Employment Agreement, effective as of November 1, 2004, between AEP Industries Inc. and John J. Powers.

10.4	Employment Agreement, effective as of November 1, 2004, between AEP Industries Inc. and David J. Cron.

10.5	Employment Agreement, effective as of November 1, 2004, between AEP Industries Inc. and Paul C. Vegliante.

10.6	Employment Agreement, effective as of November 1, 2004, between AEP Industries Inc. and Lawrence R. Noll.